Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 1, 2020, is entered into by and among Arcutis Biotherapeutics, Inc., a Delaware corporation (the “Company”), and each “Purchaser” named in that certain Securities Purchase Agreement, dated as of October 1, 2020, by and between the Company and each Purchaser (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.
WHEREAS, the Company and each Purchaser have entered into the Purchase Agreement.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and the Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:
SECTION 1.    DEFINITIONS.
In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1:
“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.
“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or Form S-8 or any successor form).
“Purchaser” means each Purchaser identified in the Purchase Agreement and any affiliate or permitted transferee of any Purchaser who is a subsequent holder of Registrable Securities.
“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.
“Registrable Securities” means (i) the Shares and (ii) all securities directly or indirectly issued with respect to the Shares by way of a stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (w) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (x) such securities shall have been transferred pursuant to Rule 144, (y) such holder is able to immediately sell all of such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the Company, upon the advice of counsel to the Company, or (z) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
“SEC” means the U.S. Securities and Exchange Commission.
“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.
SECTION 2.    REGISTRATION.
(a)Registration Statement. No later than one hundred twenty-three (123) calendar days after the Closing (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. Each Registration Statement filed hereunder shall be on Form S-3 and for an offering to be made on a continuous basis pursuant to Rule 415 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(d)) and, subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Purchaser shall be named as an “underwriter” in such Registration Statement without such Purchaser’s prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 3(c) to each Purchaser prior to its filing or other submission.
(b)Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement (excluding any underwriting discounts and selling commissions, which shall be borne solely by the Purchaser) shall be paid by the Company, including (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC or FINRA, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws, (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), (iv) all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires, (vi) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) all reasonable fees and expenses of any other Persons retained by the Company in connection with any Registration Statement or sale, and (viii) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties) and (viii) one legal counsel selected by the Purchasers holding a majority of the Registrable Securities. To the extent that underwriting discounts and selling commissions are incurred in connection with the sale of Registrable Securities in an Underwritten Public Offering hereunder, such underwriting discounts and selling commissions shall be borne solely by each Purchaser, as applicable. Except as set forth in clause (viii) of the first sentence of this Section 2(b), the Company shall not be responsible for legal fees, broker or similar commissions or any other costs incurred by any Purchaser in connection with the performance of its rights and obligations under this Agreement.
(c)Effectiveness.
(i)The Company shall use reasonable best efforts to have any Registration Statement declared effective as soon as practicable after the filing. The Company shall respond promptly to any and all comments made by the staff of the SEC on any Registration Statement, and shall submit to the SEC, within two (2) business days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) business days after the submission of such request. The Company shall notify each Purchaser by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any such Registration Statement is declared effective and shall, upon request, provide each Purchaser with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.
(ii)If, with respect to any Registration Statement covering the Registrable Securities:
(A) such Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline (a “Filing Failure”),
(B) such Registration Statement covering the Registrable Securities is not declared effective (an “Effectiveness Failure”) by the SEC prior to earlier of: (x) seven (7) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement, (y) the 175th calendar day following the Closing, or (z) in the event of a “review” by the SEC, the 205th calendar day following the Closing (as applicable, the “Effectiveness Deadline”), or
(C) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update such Registration Statement), but excluding any Allowed Delay (as defined below) or, if the Registration Statement is on Form S-1, for a period of twenty (20) days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K (a “Maintenance Failure”),
then the Company will make pro rata payments to each Purchaser then holding Registrable Securities, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount paid pursuant to the Purchase Agreement by such Purchaser for such Registrable Securities then held by such Purchaser on each of the following dates: on the initial date of the Filing Failure, Effectiveness Failure or Maintenance Failure, as applicable, and on every thirtieth (30th) day thereafter (pro rated for periods less than thirty (30) days) (the “Blackout Period”). Such payments shall constitute the Purchaser’s exclusive monetary remedy for such events, but shall not affect the right of the Purchaser to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid no later than five (5) Business Days after each such 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period (the “Blackout Payment Date”). Such

payments shall be made to each Purchaser in cash. Interest shall accrue at the rate of 1% per month on any such liquidated damages payments that shall not be paid by the Blackout Payment Date until such amount is paid in full.
(iii)Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any holder of Registrable Securities included in a Registration Statement, suspend the use of any Registration Statement, including any Prospectus that forms a part of a Registration Statement, if the Company (X) determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (Y) determines it must amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (Z) has experienced or is experiencing some other material non-public event, including a pending transaction involving the Company, the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company; provided, however, in no event shall holders of Registrable Securities be suspended from selling Registrable Securities pursuant to the Registration Statement for a period that exceeds 30 consecutive Trading Days or 60 total Trading Days in any 360-day period (any such suspension contemplated by this Section 2(c)(iii), an “Allowed Delay”). Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated hereby.
(d)If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.
(e)Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement without the prior written consent of such Purchaser. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable best efforts to have such Registration Statement declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that the Filing Deadline for the Registration

Statement including such Cut Back Shares shall be (20) business days after such Restriction Termination Date and the Effectiveness Deadline for the Registration Statement including such Cut Back Shares shall be sixty (60) business Days after such Restriction Termination Date.
(f)Other Limitations. Notwithstanding any other provision herein or in the Purchase Agreement, (i) the Filing Deadline and each Effectiveness Deadline for a Registration Statement shall be extended and any Maintenance Failure shall be automatically waived by no action of a Purchaser, in each case, without default by or liquidated damages payable by the Company hereunder to such Purchaser in the event that the Company’s failure to make such filing or obtain such effectiveness or a Maintenance Failure results solely and directly from the failure of such Purchaser to timely provide the Company with information requested by the Company in writing as being necessary to complete a Registration Statement in accordance with the requirements of the 1933 Act (in which case any such deadline would be extended, and a Maintenance Failure waived, with respect to all Registrable Securities during the period from the date of such written request until such time as such Purchaser provides such requested information) and (ii) in no event shall the aggregate amount of liquidated damages (or interest thereon) paid to any Purchaser hereunder exceed, in the aggregate, 5% of the aggregate purchase price of the Shares purchased by such Purchaser under the Purchase Agreement.
SECTION 3.    COMPANY OBLIGATIONS.
The Company will use reasonable best efforts to effect the registration of the Registrable Securities of each Purchaser in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:
(a)use reasonable best efforts to cause each such Registration Statement to become effective and to remain continuously effective until such time as the earlier of: (i) there are no longer Registrable Securities held by such Purchaser, or (ii) all of the Registrable Securities of such Purchaser can be sold pursuant to Rule 144 without regard to the volume-of-sale limitations imposed under Rule 144(e) (the “Effectiveness Period”) and advise such Purchaser promptly in writing when the Effectiveness Period has expired;
(b)prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;
(c)provide copies to such Purchaser and permit such Purchaser’s legal counsel to review each Registration Statement and all amendments and supplements at least four (4) business days in advance of their filing with the SEC; provided that the Company shall duly consider any comments received no later than two (2) business days prior to the filing of such Registration Statement, amendment or supplement, but shall not be required to accept any such comments to which it reasonably objects;
(d)furnish to such Purchaser and its legal counsel (i) immediately after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than twenty-four (24) hours after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment or it reasonably believes would constitute material and non-public information) and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser that are covered by the related Registration Statement;
(e)use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and to notify such Purchaser of the issuance of such order and the resolution thereof;
(f)use reasonable best efforts to register or qualify (unless an exemption from the registration or qualification exists) or cooperate with such Purchaser and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such domestic jurisdictions as are reasonably requested by such Purchaser and do any and all other reasonable acts or filings necessary or advisable to enable a distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdictions;
(g)use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;
(h)promptly notify such Purchaser, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as reasonably possible prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
(i)otherwise use reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform such Purchaser in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, such Purchaser is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;
(j)with a view to making available to such Purchaser the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit such Purchaser to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six (6) months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to such Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and
(k)if requested by a Purchaser, cooperate with such Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and applicable law, of all restrictive legends, and to enable such certificates to be in such denominations and registered in such names as any such Purchaser may request.
SECTION 4.    OBLIGATIONS OF EACH PURCHASER.
(a)Such Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Purchaser of the information the Company requires from such Purchaser if the Purchaser is to have any of the Registrable Securities included in such Registration Statement. Such Purchaser shall provide such information to the Company at least two (2) business days prior to the first anticipated filing date of such Registration Statement if such Purchaser is to have any of the Registrable Securities included in such Registration Statement. If such Purchaser fails to provide to the Company the information required by this Section 4(a) by such date, the Company shall not be obligated to include such Purchaser’s Registrable Securities in such Registration Statement and shall not be obligated to pay such Purchaser liquidated damages with respect to the lack of registration of such Registrable Securities under this Agreement.
(b)Such Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.
SECTION 5.    INDEMNIFICATION.
(a)Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and the officers, directors, members, employees and agents, successors and assigns of each Purchaser, and each other person, if any, who controls, or is alleged to control, any such Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof (it being understood that each Purchaser has approved Exhibit A hereto for this purpose) or (ii) any violation by the Company of any rule or regulation promulgated under the Securities Act or

Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration, and the Company will reimburse each Purchaser, and each officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, and provided further that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company.
(b)Indemnification by the Purchasers. Each Purchaser, for any Registration Statement in which it is named as a selling stockholder, agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or expense if such settlement is effected without the consent of such Purchaser. In no event shall the liability of any Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Section 5 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
(c)Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
(d)Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by a holder of Registrable Securities. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
SECTION 6.    MISCELLANEOUS.
(a)Amendments and Waivers. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended with respect to the Company and a Purchaser only with the written consent of the Company and such Purchaser.
(b)Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.
(c)Assignments and Transfers by a Purchaser. The provisions of this Agreement shall be binding upon and inure to the benefit of each Purchaser and its respective successors and assigns. Each Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.
(d)Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of each Purchaser; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by each Purchaser in connection with such transaction unless such securities are otherwise freely tradable by such Purchaser after giving effect to such transaction.

(e)Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
(f)Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile of “.pdf” signature were the original thereof.
(g)Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
(h)Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.
(i)Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
(j)Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the registration of the Shares and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the registration of the Shares. For the avoidance of doubt, this Agreement does not supersede or replace the registration obligations of the Company to any of the Purchasers, as set forth in an investors’ rights agreement or registration rights agreement, in respect of securities of the Company (other than the Shares) held by the Purchasers.
(k)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Los Angeles. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Los Angeles for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.
ARCUTIS BIOTHERAPEUTICS, INC.

By:	/s/ John W. Smither
Name:	John W. Smither
Title:	Chief Financial Officer
[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.
ORBIMED PRIVATE INVESTMENTS VII, LP

By:	OrbiMed Capital GP VII LLC,
its General Partner

By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Jonathan Silverstein
Name: Jonathan Silverstein
Title: Member
ORBIMED PARTNERS MASTER FUND LIMITED
By: OrbiMed Capital LLC, solely in its
capacity as Investment Advisor

By:	/s/ C. Scotland Stevens
Name: C. Scotland Stevens
Title: Member
WORLDWIDE HEALTHCARE TRUST PLC

By:	OrbiMed Capital LLC, solely in its
capacity as Portfolio Manager

By:	/s/ C. Scotland Stevens
Name: C. Scotland Stevens
Title: Member
[Signature Page to Registration Rights Agreement]

EXHIBIT A
Plan of Distribution
The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.
The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:
•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•through brokers, dealers or underwriters that may act solely as agents;
•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•an exchange distribution in accordance with the rules of the applicable exchange;
•privately negotiated transactions;
•through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;
•broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
•a combination of any such methods of disposition; and
•any other method permitted pursuant to applicable law.
The selling stockholders may also sell shares under Rule 144 or Rule 904 under the Securities Act of 1933, as amended, or Securities Act, if available, or Section 4(a)(1) under the Securities Act, rather than under this prospectus.
Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.
The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.
We have advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities Exchange Act of 1934, as amended, during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.
We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.
We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (b) the date on which the shares of common stock covered by this prospectus may be sold or transferred by non-affiliates without any volume limitations or pursuant to Rule 144 of the Securities Act.